EXHIBIT 4


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     NO.                                               SHARES
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                              EVOLUTION USA, INC.,
                            A WASHINGTON CORPORATION
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THIS  CERTIFIES  THAT ________________________________________is  the
registered  holder  of ________________________________________________________
Shares of Class ___ voting shares of the common stock of Evolution USA, Inc., no par value _______________________, FULLY PAID AND NON-ASSESSABLE,_________
transferable only upon the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

          IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___ day of ________ A.D. ____.

(SEAL)
           __________________________________      ___________________________
            President                              Secretary
                                    par value
                                      $.001


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THE  SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS
(A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR
(B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN ANY LEGAL COUNSEL FOR THIS CORPORATION) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.


     The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM  -  as tenants in common    UNIF GIFT MIN ACT -____Custodian_______
     TEN ENT  -  as tenants by the entireties              (Cust)        (Minor)
     JT TEN   -  as joint tenants with rights of
                 survivorship and not as tenants           Act_____________

     Additional abbreviations may also be used though not in the above list.




NOTICE.  THE  SIGNATURE  OF  THIS  ASSIGNMENT  MUST  CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

     For Value Received, ____, hereby sell, assign, and transfer Unto____________________________________________________________________
_________________________________________________ Shares _______________
of  the  Capital  Stock  represented  by  the  within  Certificate, and to hereby irrevocably constitute and appoint ____________________________________________ Attorney
to transfer the said Stock on the books of the within named Company with full power of substitution in the premises.
     Dated _________________     ___________
          In  presence  of
                                      ___________________________

     _________________________________


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